EXHIBIT 99.1
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                           SECTION 906 CERTIFICATIONS
                           SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Westbank Corporation (the "Corporation") does hereby certify to such officer's knowledge that:

The Annual Report on Form 10-K for the year ended December 31, 2002 of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date:    3/19/03                     /s/ Donald R. Chase
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                                     Donald R. Chase
                                     President and Chief Executive Officer



Date:    3/19/03                     /s/ John M. Lilly
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                                     John M. Lilly
                                     Treasurer and Chief Executive Officer